UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2025
INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2200 Mission College Boulevard, Santa Clara, California		95054-1549
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On September 5, 2025, as required by the Warrant and Common Stock Agreement, dated as of August 22, 2025 (the “Purchase Agreement”), by and between Intel Corporation (the “Company”) and the United States Department of Commerce (the “selling securityholder”), the Company filed a prospectus supplement with the Securities and Exchange Commission (the “SEC”) solely to register the potential resale by the selling securityholder of (i) a warrant to purchase up to 240,516,150 shares of the Company’s common stock, par value $0.001 per share (the “common stock”) at an initial exercise price of $20.00 per share (the “Warrant”) and (ii) 673,839,150 shares of common stock. The shares of common stock represent (x) 274,583,000 shares issued to the selling securityholder pursuant to the Purchase Agreement, (y) 158,740,000 shares issued into escrow for the benefit of the selling securityholder subject to the satisfaction of certain escrow conditions set forth in the Purchase Agreement and (z) 240,516,150 shares issuable to the selling securityholder should it choose to exercise the Warrant. This description is not complete and is subject to, and qualified in its entirety by reference to the full text of, the Form of Warrant and the Purchase Agreement attached as Exhibits 4.1 and 10.1, respectively, to our Current Report on Form 8-K filed with the SEC on August 25, 2025, and incorporated herein by reference.
The filing of the resale prospectus supplement is not itself a sale of securities by the selling securityholder and does not necessarily mean that the selling securityholder will choose to sell any shares of common stock or the Warrant. If any shares of common stock or the Warrant are sold by the selling securityholder, the Company would not receive any proceeds from that sale. No securities will be issued or sold by the Company pursuant to the resale prospectus supplement.
The resale prospectus supplement was filed pursuant to the Company’s automatic “shelf” Registration Statement on Form S-3ASR (File No. 333-269522), previously filed with the SEC on February 2, 2023. The Company is filing this current report to provide the legal opinion as to the validity of the shares of common stock and the Warrant covered by the resale prospectus supplement, which opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d)     Exhibits.
The following exhibits are provided as part of this report:

Exhibit Number	Description
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File, formatted in Inline XBRL and included as Exhibit 101.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

Date:	September 5, 2025	By:	/s/ April Miller Boise
April Miller Boise
Executive Vice President and Chief Legal Officer